UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

RTI SURGICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31271	59-3466543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida	32615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On August 29, 2012, RTI Surgical, Inc. (the “Company”) entered into an Executive Transition Agreement (each, an “Agreement”) with Brian K. Hutchison, Robert P. Jordheim, Roger W. Rose, and Caroline A. Hartill (collectively, the “Executive Officers”). Each Agreement had an initial term of three years. (See the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 4, 2012 for a summary of the other terms of the Agreements).

On August 28, 2015, the Company and each Executive Officer extended the term of his or her Agreement. The expiration date for each of these Agreements is now December 31, 2015.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Extension Letter with Brian K. Hutchison

10.2	Extension Letter with Robert P. Jordheim

10.3	Extension Letter with Roger W. Rose

10.4	Extension Letter with Caroline A. Hartill

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date:	August 31, 2015	By:	/s/ Robert P. Jordheim
		Name:	Robert P. Jordheim
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

RTI Surgical, Inc.

Form 8-K Current Report

Exhibit Number	Description of Document

10.1	Extension Letter with Brian K. Hutchison

10.2	Extension Letter with Robert P. Jordheim

10.3	Extension Letter with Roger W. Rose

10.4	Extension Letter with Caroline A. Hartill